Exhibit 99.1
Upwork Reports First Quarter 2024 Financial Results
First-quarter GAAP Net Income of $18.4 million
First-quarter GAAP Diluted EPS of $0.13
First-quarter Adjusted EBITDA of $33.3 million
Raises revenue and Adjusted EBITDA outlook for 2024
Establishes five-year Adjusted EBITDA margin target of 35%

SAN FRANCISCO, Calif. – May 1, 2024 – Upwork Inc. (Nasdaq: UPWK), the world’s largest work marketplace that connects businesses with independent talent from across the globe, today announced its financial results for the first quarter of 2024.

“We drove strong business momentum in the first quarter, delivering 19% year-over-year revenue growth and steadily increasing net income to $18.4 million and adjusted EBITDA to $33.3 million,” said Hayden Brown, president and CEO, Upwork. “We continue to accelerate profitability while investing in growth and innovation. Our comprehensive Upwork Updates launch reflects a huge slate of exciting new products—many of which are built on our innovative AI foundations—as well as extensive feature enhancements and partnerships across our work marketplace. We have been at the forefront of every major technology-driven shift in how work gets done over the last 20 years, and in the age of AI we will continue to lead the way in defining the future of work for businesses and professionals alike.”

“We have rapidly and successfully executed on our plans to identify ongoing cost optimization opportunities, allowing us to raise our outlook for adjusted EBITDA for the year,” said Erica Gessert, CFO, Upwork. “The inherent profitability of the business we’ve built combined with our ongoing discipline enables us to grow operating leverage, adjusted free cash flow, and shareholder returns this year, next year and into the future. This gives us confidence that we can achieve 35% adjusted EBITDA margins within the next five years, while continuing to invest in key growth drivers.”
First Quarter Financial Highlights
•Revenue grew 19% year-over-year to $190.9 million in the first quarter of 2024
•Marketplace take rate was 17.7% in the first quarter of 2024, compared to 14.7% in the first quarter of 2023
•Active clients grew 5% year-over-year to over 872,000
•Net income was $18.4 million in the first quarter of 2024, compared to net income of $17.2 million in the first quarter of 2023
•Diluted earnings per share was $0.13 in the first quarter of 2024, compared to diluted loss per share of $(0.15) in the first quarter of 2023
•Adjusted EBITDA* was $33.3 million in the first quarter of 2024, compared to adjusted EBITDA loss of $(2.9) million in the first quarter of 2023

•Cash provided by operating activities was $5.7 million in the first quarter of 2024, compared to cash used in operating activities of $(8.7) million in the first quarter of 2023
•Adjusted free cash flow* was $15.5 million in the first quarter of 2024, compared to negative adjusted free cash flow of $(11.6) million in the first quarter of 2023
•Repurchased 5.2 million shares of Upwork stock in the first quarter of 2024
* Explanation of non-GAAP measures and reconciliations to their most directly comparable GAAP measures can be found in the “Non-GAAP Financial Measures" section and the subsequent tables at the end of this press release.
First Quarter Operational Highlights
Innovation and Artificial Intelligence
•Highlighted an extensive list of innovative, customer-centric products and feature enhancements as part of Upwork Updates: Spring 2024 launch
•Unveiled Uma, Upwork’s Mindful AI, to power key experiences in the hiring and matching process as well as develop into a work companion that interacts with clients and freelancers throughout their Upwork journey
•In early testing, clients who used Uma started spending on Upwork in their first month at a 7% higher rate
•AI & Machine Learning category GSV grew 50% year-over-year, again representing the fastest-growing category on Upwork
•Launched instant consultations, a powerful way for clients to get expert advice within minutes from skilled professionals who are available to meet and consult in real time
Ads & Monetization
•Revenue from ads & monetization products grew 93% year-over-year, continuing to be Upwork’s fastest-growing revenue stream
•Surpassed 100,000 active subscriptions for Freelancer Plus, generating strong 76% year-over-year revenue growth for the offering
•Bundled exclusive access to Upwork Chat Pro into Freelancer Plus subscription, resulting in very strong adoption
•Continued investment in Boosted Proposals and Boosted Profiles, improving the quality of how ads are displayed and better integrating with search
Partnerships
•Extended Upwork Partner Experts partnership strategy launched last year with OpenAI by welcoming GoDaddy, BigCommerce, and Constant Contact as new Upwork Experts program partners, helping their customers tap specialized skill sets on the Upwork platform
•Added new apps & offers from GoDaddy, Dropbox, Notion and iStock by Getty Images to help freelancers boost their productivity and deliver higher-quality work
Enterprise
•Enterprise revenue growth accelerated to 10% year-over-year in the first quarter
•Continued strong pace of new Enterprise clients with 28 new clients added in the first quarter, including Ansys, Unisys, and WPP

•Partnered with Workday VNDLY and KellyOCG—Upwork’s first managed service provider partner—to expand the workforce management platforms integrated with Upwork Enterprise Suite and cast a wider net of acquisition among potential Enterprise clients
Financial Guidance & Outlook
Upwork’s guidance for revenue, adjusted EBITDA, diluted weighted-average shares outstanding, and non-GAAP diluted EPS for the second quarter of 2024 is:
•Revenue: $190 million to $195 million, representing year-over-year growth of 14.2% at the midpoint
•Adjusted EBITDA: $32 million to $36 million
•Diluted weighted-average shares outstanding: 139 million to 141 million
•Non-GAAP diluted EPS: $0.21 to $0.23

Upwork’s guidance for revenue, adjusted EBITDA, diluted weighted-average shares outstanding, non-GAAP diluted EPS, and stock-based compensation expense for full year 2024 is:
•Revenue: $770 million to $782 million, up from $760 million to $780 million
•Adjusted EBITDA: $140 million to $150 million, up from $125 million to $135 million
•Diluted weighted-average shares outstanding: 140 million to 144 million
•Non-GAAP diluted EPS: $0.88 to $0.92
•Stock-based compensation expense is expected to average slightly more than $20 million per quarter for 2024

UPWORK INC.
Key Financial and Operational Metrics
(Unaudited)

	Three Months Ended March 31,
(In thousands, except percentages)	2024	2023	% Change
GSV(1)	$1,008,797	$1,003,345	1%
Marketplace revenue(1)(2)	$164,330	$136,676	20%
Enterprise revenue(1)(2)	$26,607	$24,182	10%
Gross profit	$146,744	$120,431	22%
Gross profit margin	77%	75%	2%
Operating expenses	$133,695	$145,469	(8)%
Net income	$18,442	$17,167	7%
Adjusted EBITDA(1)(3)	$33,325	$(2,926)	*
Profit margin	10%	11%	(1)%
Adjusted EBITDA margin(3)	17%	(2)%	19%
Cash provided by (used in) operating activities	$5,656	$(8,701)	*
Adjusted free cash flow(1)(3)	$15,516	$(11,562)	*
*Not meaningful

	As of March 31,
(In thousands)	2024	2023	% Change
Active clients(1)	872	827	5%

Three Months Ended March 31,
2024
New enterprise clients(1)	28

(1) See Key Definitions in our first quarter 2024 earnings presentation.

(2) In order to conform to the current period presentation as of March 31, 2024, we present revenue from Enterprise Solutions and Managed Services together as Enterprise revenue in prior periods and no longer report revenue from our Enterprise Solutions offering, previously referred to as Upwork Enterprise, in Marketplace revenue.

(3) Explanation of non-GAAP measures and reconciliations to their most directly comparable GAAP measures can be found in the “Non-GAAP Financial Measures" section and the subsequent tables at the end of this press release.

First Quarter 2024 Financial Results Conference Call and Webcast
Upwork will host a conference call today at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss the company’s first quarter 2024 financial results. An audio webcast archive will be available following the live event for approximately one year at investors.upwork.com. Please visit the Upwork Investor Relations website at investors.upwork.com/financial-information/quarterly-results to view Upwork’s first quarter 2024 earnings presentation.

Disclosure Information
We use our Investor Relations website (investors.upwork.com), our Blog (upwork.com/blog), our X handle (twitter.com/Upwork), Hayden Brown’s X handle (twitter.com/hydnbrwn) and LinkedIn profile (linkedin.com/in/haydenlbrown), and Erica Gessert’s LinkedIn profile (linkedin.com/in/erica-gessert) as means of disseminating or providing notification of, among other things, news or announcements regarding our business or financial performance, investor events, press releases, and earnings releases and as means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD.

About Upwork
Upwork is the world’s largest work marketplace that connects businesses with independent talent from across the globe. We serve everyone from one-person startups to large, Fortune 100 enterprises with a powerful, trust-driven platform that enables companies and talent to work together in new ways that unlock their potential. Our talent community earned over $3.8 billion on Upwork in 2023 across more than 10,000 skills in categories including website & app development, creative & design, data science & analytics, customer support, finance & accounting, consulting, and operations. Learn more at upwork.com and join us on LinkedIn, Facebook, Instagram, TikTok, and X.

Contact:
David Niederman
Vice President, Investor Relations
investor@upwork.com

Safe Harbor:
This press release of Upwork Inc. (the “Company,” “we,” “us,” or “our”) contains "forward-looking" statements within the meaning of the federal securities laws. Forward-looking statements include all statements other than statements of historical fact, including any statements regarding our future operating results and financial position, including expected financial results for the second quarter and full year 2024, information or predictions concerning the future of our business or strategy, anticipated events and trends, potential growth or growth prospects, competitive position, technological and market trends, including artificial intelligence, industry environment, the economy, our plans with respect to our share repurchase program, and other future conditions.

We have based these forward-looking statements largely on our current expectations and projections as of the date hereof about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. As such, they are subject to inherent uncertainties, known and unknown risks, and changes in circumstances that are difficult to predict and in many cases outside our control, and you should not rely on such forward-looking statements as predictions of future events. We make no representation that the projected results will be achieved or that future events and circumstances will occur, and actual results may differ materially and adversely from our expectations. The forward-looking statements are made as of the date hereof, and we do not undertake, and expressly disclaim, any obligation to update or revise any forward-looking statements, to conform these statements to actual results, or to make changes in our expectations, except as required by law. Additional information regarding the risks and uncertainties that could cause actual results to differ materially from our expectations is included under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 15, 2024, and in our other SEC filings, which are available on our Investor Relations website at investors.upwork.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2024, when filed.

All third-party trademarks, including names, logos, and brands, referenced in this press release are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law.

UPWORK INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per share data)
(Unaudited)

	Three Months Ended March 31,
(In thousands)	2024	2023
Revenue
Marketplace (1)	$164,330	$136,676
Enterprise (1)	26,607	24,182
Total revenue	190,937	160,858
Cost of revenue	44,193	40,427
Gross profit	146,744	120,431
Operating expenses
Research and development	52,916	44,481
Sales and marketing	47,851	65,000
General and administrative	32,001	29,287
Provision for transaction losses	927	6,701
Total operating expenses	133,695	145,469
Income (loss) from operations	13,049	(25,038)
Other income, net	6,722	43,000
Income before income taxes	19,771	17,962
Income tax provision	(1,329)	(795)
Net income	$18,442	$17,167

Net income (loss) per share:
Basic	$0.14	$0.13
Diluted	$0.13	$(0.15)

Weighted-average shares used to compute net income per share
Basic	136,357	132,836
Diluted	143,657	135,966

(1) In 2023, we changed the name of our Upwork Enterprise offering to Enterprise Solutions. Concurrently, to align with customer needs and internal decision-making, we combined Enterprise Solutions and Managed Services into a suite of Enterprise offerings. In order to conform to the current period presentation as of March 31, 2024, we present revenue from Enterprise Solutions and Managed Services together as Enterprise revenue in prior periods and no longer report revenue from our Enterprise Solutions offering, previously referred to as Upwork Enterprise, in Marketplace revenue.

UPWORK INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	$24,667	$79,641
Marketable securities	465,939	470,457
Funds held in escrow, including funds in transit	222,937	212,387
Trade and client receivables, net	114,403	103,061
Prepaid expenses and other current assets	20,073	17,825
Total current assets	848,019	883,371
Property and equipment, net	27,128	27,140
Goodwill	118,219	118,219
Intangible assets, net	2,656	3,048
Operating lease asset	3,486	4,333
Other assets, noncurrent	1,311	1,430
Total assets	$1,000,819	$1,037,541

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$5,916	$5,063
Escrow funds payable	222,937	212,387
Accrued expenses and other current liabilities	46,682	58,192
Deferred revenue	13,957	17,361
Total current liabilities	289,492	293,003
Debt, noncurrent	356,547	356,087
Operating lease liability, noncurrent	5,308	6,088
Other liabilities, noncurrent	596	1,288
Total liabilities	651,943	656,466

Stockholders’ equity
Common stock	13	14
Treasury stock	(2,138)	—
Additional paid-in capital	627,007	674,918
Accumulated other comprehensive income (loss)	(386)	205
Accumulated deficit	(275,620)	(294,062)
Total stockholders’ equity	348,876	381,075
Total liabilities and stockholders’ equity	$1,000,819	$1,037,541

UPWORK INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$18,442	$17,167
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Provision for transaction losses	796	3,712
Depreciation and amortization	3,146	2,024
Amortization of debt issuance costs	460	716
Accretion of discount on purchases of marketable securities, net	(4,876)	(3,487)
Amortization of operating lease asset	847	800
Tides Foundation common stock warrant expense	188	188
Stock-based compensation expense	16,942	19,900
Gain on early extinguishment of debt	—	(38,945)
Changes in operating assets and liabilities:
Trade and client receivables	(12,389)	1,990
Prepaid expenses and other assets	(2,129)	(1,360)
Operating lease liability	(1,549)	(1,419)
Accounts payable	782	(3,380)
Accrued expenses and other liabilities	(10,897)	(6,855)
Deferred revenue	(4,107)	248
Net cash provided by (used in) operating activities	5,656	(8,701)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(149,876)	(156,128)
Proceeds from maturities of marketable securities	131,772	167,416
Proceeds from sale of marketable securities	26,909	143,709
Purchases of property and equipment	(177)	(158)
Internal-use software and platform development costs	(2,488)	(2,703)
Net cash provided by investing activities	6,140	152,136
CASH FLOWS FROM FINANCING ACTIVITIES:
Changes in escrow funds payable	10,550	17,963
Proceeds from exercises of stock options	106	758
Repurchase of common stock	(66,876)	—
Net cash paid for early extinguishment of debt	—	(170,752)
Net cash used in financing activities	(56,220)	(152,031)
NET CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(44,424)	(8,596)
Cash, cash equivalents, and restricted cash—beginning of period	296,418	295,231
Cash, cash equivalents, and restricted cash—end of period	$251,994	$286,635

The following table reconciles cash, cash equivalents, and restricted cash as reported in the consolidated balance sheets to the total of the same amounts shown in the consolidated statements of cash flows as of the following (in thousands):

	March 31, 2024	December 31, 2023
Cash and cash equivalents	$24,667	$79,641
Restricted cash	4,390	4,390
Funds held in escrow, including funds in transit	222,937	212,387
Total cash, cash equivalents, and restricted cash as shown in the consolidated statement of cash flows	$251,994	$296,418

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), we present certain non-GAAP financial measures in this press release, including adjusted EBITDA, adjusted EBITDA margin, and adjusted free cash flow.

We define Adjusted EBITDA as net income (loss) adjusted for stock-based compensation expense; depreciation and amortization; other income (expense), net, which includes interest expense; income tax benefit (provision); and, if applicable, certain other gains, losses, benefits, or charges that are non-cash or are significant and the result of isolated events or transactions that have not occurred frequently in the past and are not expected to occur regularly in the future. “Adjusted free cash flow” is defined as cash flow from operations less purchases of property, plant and equipment and cash outflows from internally developed software, adjusted for the timing of our invoicing and cash collection from Marketplace clients as a result of Upwork being subject to escrow regulations.

We use non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of our core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to certain items that can vary substantially from company to company, and adjusted free cash flow allows investors to evaluate the cash generated from our underlying operations across periods.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. In particular, (1) adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy, (2) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements, and (3) adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; (b) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (c) tax payments that may represent a reduction in cash available to us. In addition, the non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, including companies in our industry, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. Reconciliations of the non-GAAP measures presented in this press release to their most directly comparable GAAP financial measures have been provided below, and investors are encouraged to review the reconciliations and not rely on any single financial measure to evaluate our business.

We have not reconciled our adjusted EBITDA guidance to GAAP net income or non-GAAP diluted EPS guidance to GAAP diluted EPS because certain items that impact GAAP net income and GAAP diluted EPS are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during the second quarter of 2024 and fiscal year 2024 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of adjusted EBITDA guidance to GAAP net income and non-GAAP diluted EPS guidance to GAAP diluted EPS is not available without unreasonable effort.

UPWORK INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(In thousands, except for percentages and share data)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Net income	$18,442	$17,167
Add back (deduct):
Stock-based compensation expense	16,942	19,900
Depreciation and amortization	3,146	2,024
Other income, net (1)	(6,722)	(43,000)
Income tax provision	1,329	795
Other(2)	188	188
Adjusted EBITDA	$33,325	$(2,926)
Profit margin	10%	11%
Adjusted EBITDA margin	17%	(2)%

Cost of revenue, GAAP	$44,193	$40,427
Stock-based compensation expense	(466)	(420)
Cost of revenue, Non-GAAP	43,727	40,007
As a percentage of total revenue, GAAP	23%	25%
As a percentage of total revenue, Non-GAAP	23%	25%

Gross profit, GAAP	$146,744	$120,431
Stock-based compensation expense	466	420
Gross profit, Non-GAAP	147,210	120,851
Gross margin, GAAP	77%	75%
Gross margin, Non-GAAP	77%	75%

Research and development, GAAP	$52,916	$44,481
Stock-based compensation expense	(7,370)	(7,629)
Intangible amortization	(399)	—
Research and development, Non-GAAP	45,147	36,852
As a percentage of total revenue, GAAP	28%	28%
As a percentage of total revenue, Non-GAAP	24%	23%

Sales and marketing, GAAP	$47,851	$65,000
Stock-based compensation expense	(2,936)	(3,568)
Sales and marketing, Non-GAAP	44,915	61,432
As a percentage of total revenue, GAAP	25%	40%
As a percentage of total revenue, Non-GAAP	24%	38%

General and administrative, GAAP	$32,001	$29,287
Stock-based compensation expense	(6,170)	(8,283)
Other (2)	(188)	(188)
General and administrative, Non-GAAP	25,643	20,816
As a percentage of total revenue, GAAP	17%	18%
As a percentage of total revenue, Non-GAAP	13%	13%

Total operating expenses, GAAP	$133,695	$145,469
Stock-based compensation expense	(16,476)	(19,480)
Intangible amortization	(399)	—
Other (2)	(188)	(188)
Total operating expenses, Non-GAAP	116,632	125,801
As a percentage of total revenue, GAAP	70%	90%
As a percentage of total revenue, Non-GAAP	61%	78%

Income (loss) from operations, GAAP	$13,049	$(25,038)
Stock-based compensation expense	16,942	19,900
Intangible amortization	399	—
Other (2)	188	188
Income (loss) from operations, Non-GAAP	30,578	(4,950)

Net income, GAAP	$18,442	$17,167
Stock-based compensation expense	16,942	19,900
Gain on extinguishment of convertible debt (1)	—	(38,945)
Intangible amortization	399	—
Tax effect of non-GAAP adjustments	(5,571)	956
Other (2)	188	188
Net income (loss), Non-GAAP	30,400	(734)

Weighted-average shares outstanding used in computing earnings (loss) per share, GAAP
Basic (in millions)	136.4	132.8
Diluted (in millions)	143.7	136.0
Basic earnings per share, GAAP	$0.14	$0.13
Diluted earnings (loss) per share, GAAP	$0.13	$(0.15)

Weighted-average shares outstanding used in computing earnings (loss) per share, Non-GAAP
Basic (in millions)	136.4	132.8
Diluted (in millions)	143.7	132.8
Basic earnings (loss) per share, Non-GAAP	$0.22	$(0.01)
Diluted earnings (loss) per share, Non-GAAP	$0.22	$(0.01)
(1) During the three months ended March 31, 2023, we recognized a gain of $38.9 million on the early extinguishment of debt, which is included in other income, net.
(2) During the three months ended March 31, 2024 and 2023, we incurred $0.2 million of expense related to our Tides Foundation warrant.

UPWORK INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net income (loss)	$18,442	$17,374	$16,337	$(3,991)	$17,167	$(16,500)
Add back (deduct):
Stock-based compensation expense	16,942	18,047	17,811	18,437	19,900	19,382
Depreciation and amortization	3,146	3,808	1,763	1,854	2,024	2,050
Other income, net (1)	(6,722)	(7,389)	(5,766)	(3,982)	(43,000)	(4,422)
Income tax (benefit) provision	1,329	(1,557)	895	1,857	795	440
Other (2)	188	187	188	187	188	187
Adjusted EBITDA	$33,325	$30,470	$31,228	$14,362	$(2,926)	$1,137
(1) During the three months ended March 31, 2023, we recognized a gain of $38.9 million on the early extinguishment of debt, which is included in other income, net.
(2) For all periods presented, we incurred $0.2 million of expense related to our Tides Foundation warrant.

UPWORK INC.
RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES
TO ADJUSTED FREE CASH FLOW
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Cash provided by (used in) operating activities	$5,656	$(8,701)
Less: purchases of property, plant & equipment and cash outflows from internally developed software	(2,665)	(2,861)
Free cash flow	2,991	(11,562)
Add: adjustment for timing differences(1)	12,525	—
Adjusted free cash flow	$15,516	$(11,562)
(1) Adjusted for the timing of our invoicing and cash collection from Marketplace clients as a result of Upwork being subject to escrow regulations.